UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	March 9, 2012
ATLANTIC RESOURCES INC.
(Exact name of registrant as specified in its charter)
Nevada	000-53848	30-0692325
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
591 Camino de la Riena, Suite 802, San Diego, California		92108
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code		(619) 688-6505
n/a
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 9, 2012, Atlantic Resources Inc. (the “Company”) appointed Justin Blanchet, CA, CPA, as its Chief Financial Officer and to the Company’s Board of Directors.

Justin Blanchet, CA, CPA (Illinois)

Mr. Blanchet is a member of the Institute of Chartered Accountants of British Columbia and the Illinois Certified Public Accountant Society and brings more than 8 years of mining experience in the areas of financial management, regulatory compliance, tax, treasury, and audit.  Mr. Blanchet has held a variety of roles including Chief Financial Officer for a number of public mineral exploration and development companies.  Mr. Blanchet holds a Bachelor of Technology in Accounting degree from the British Columbia Institute of Technology.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLANTIC RESOURCES INC.
/s/ John H. Schweitzer
John H. Schweitzer
President and Director

Date:	March 9, 2012